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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported) :
                                October 26, 1999

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                              West Penn Funding LLC
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

          333-79619                                       25-1843349
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   (Commission File Number)                    (IRS Employer Identification No.)

2325B-2 Renaissance Drive, Las Vegas, Nevada                      89119
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(Address of principal executive offices)                        (Zip Code)

                                 (702) 895-6752
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                         (Registrant's Telephone Number)


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Item 5.  Other Events.

     The Registrant registered issuances of Transition Bonds on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, by a Registration Statement on Form S-3 (Registration File No. 333-79619). Pursuant to a base prospectus, dated November 3, 1999, and a prospectus supplement, dated November 3, 1999, the Registrant plans to issue approximately $600,000,000 in aggregate principal amount of its Transition Bonds, Series 1999-A, on or about November 16, 1999. This Current Report on Form 8-K discloses the use of Computational Materials (as defined in the Kidder Peabody Acceptance Corporation I, SEC No-Action Letter, available May 24, 1994) by the underwriters in connection with the offering of the Transition Bonds, Series 1999-A. These Computational Materials are filed as Exhibit 99.

Item 7(c).  Exhibits

     99. Computational Materials as prepared by the underwriters in connection with the offering of the Transition Bonds, Series 1999-A.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   WEST PENN FUNDING LLC

Date:  November 12, 1999           By:    /s/ Kristine Eppes
                                   Name:  Kristine Eppes
                                   Title: Vice President and Assistant Secretary


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                                  EXHIBIT INDEX


Exhibit            Description
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
99                 Computational Materials as prepared by the underwriters in connection with the offering of the Transition Bonds.